SUPPLEMENT DATED MAY 16, 2012 TO
                      THE PROSPECTUS DATED APRIL 16, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 889

            Guggenheim US High Dividend Strategy Portfolio, Series 4
         Guggenheim US SMID High Dividend Strategy Portfolio, Series 4
                              File No. 333-180030

     Notwithstanding anything to the contrary in the Prospectus, the second bullet under "Security Selection - Security Selection Rules - 1. Initial Universe" for the Guggenheim US High Dividend Strategy Portfolio, Series 4 is hereby deleted. In addition, the first sentence under "Security Selection - Security Selection Rules - 4. Selection" is hereby replaced in its entirety with the following: "Select from the sub-universe the twenty-five top dividend yielding securities (with higher rank given to larger market capitalization when yields are equal) that are also securities in the S&P 500 Index and equally weight these securities as of the Security Selection Date. Selected securities must adhere to following portfolio limits as of the Security Selection Date:".

     Notwithstanding anything to the contrary in the Prospectus, the second bullet under "Security Selection - Security Selection Rules - 1. Initial Universe" for the Guggenheim US SMID High Dividend Strategy Portfolio, Series 4 is hereby deleted. In addition, the first sentence under "Security Selection - Security Selection Rules - 4. Selection" is hereby replaced in its entirety with the following: "Select from the sub-universe the fifty top dividend yielding securities (with higher rank given to larger market capitalization when yields are equal) that are also securities in the S&P 1000 Index and equally weight these securities as of the Security Selection Date. Selected securities must adhere to following portfolio limits as of the Security Selection Date:".


                       Please keep for future reference.